UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2018

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue

Union, New Jersey 07083

(Address of principal executive offices)   (Zip code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

Bed Bath & Beyond Inc. (the “Company”) held its annual meeting of shareholders on June 29, 2018 (the “2018 Annual Meeting”).  As reflected in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2018, Victoria A. Morrison, a member of the Company’s Board of Directors (the “Board”), did not receive the affirmative vote of a majority of the votes cast at the meeting for re-election to the Board.  In accordance with the Amended By-laws of the Company, Ms. Morrison tendered her resignation following certification of the election results.  The Nominating and Governance Committee of the Board (the “NGC”) and the Board then considered whether to accept or reject Ms. Morrison’s resignation.  Ms. Morrison did not participate in the deliberations of the NGC or the Board.

Without the participation of Ms. Morrison, upon the recommendation of the NGC, the Board determined that the acceptance of Ms. Morrison’s resignation would not be in the best interests of the Company or its shareholders and voted unanimously not to accept her resignation.  In making its determination, the Board carefully considered Ms. Morrison’s qualifications to serve on the Board, including the background and experience that Ms. Morrison brings to the Board in areas such as strategic planning, real estate transactions, and the evolving issues facing retailers in a rapidly changing industry environment, her leadership and historical contributions as a Board member, her knowledge and understanding of the Company’s strategy and operations, and her active role in the Board’s ongoing refreshment initiative as a member of the NGC.

While the Board determined not to accept Ms. Morrison’s resignation from the Board, the Board did determine to accept Ms. Morrison’s resignation from the Compensation Committee of the Board, effective as of September 26, 2018.  Ms. Morrison will remain as a member of the NGC, where she has been a valued contributor to the Board’s ongoing refreshment initiative, which to date has resulted in three new directors joining the Board since 2017. This Board refreshment initiative remains ongoing and is expected to result in further changes to the Board’s composition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: September 27, 2018	By:	/s/ Robyn M. D’Elia
Robyn M. D’Elia Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)